UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):  January 29, 2018
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BIOSTAR PHARMACEUTICALS, INC.
(Exact name of registrant as specified in its charter)
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Maryland	001-34708	20-8747899
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

No. 588 Shiji Avenue
Xiangyang City, Shaanxi Province, People’s Republic of China 712046
(Address of Principal Executive Office) (Zip Code)

86-029-33686638
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1934 (§240.12b-2 of this chapter)
Emerging growth company ☐.

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02          Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On January 29, 2018, Liu Qinghua, an independent director of the Board of Directors (the “Board”) of Biostar Pharmaceuticals, Inc. (the “Company”) delivered to the Board her resignation letter as a Board member at large effective as of January 29, 2018. She noted that her resignation from the Board was to allow her to focus on other commitments unrelated to the Company. Liu Qinghua’s resignation was not for any disagreements with the Company, its management or the Board. The Company wishes to thank her for her service to the Company and the Board.

Following the foregoing resignation, the Board appointed Liao Huiping to fill the vacancy on the Board also as a Board member at large. Currently, the Board consists of five members: Ronghua Wang (Chairman), Melissa Fan Chen, Haipeng Wu, Zhanxiang Ma and Liao Huiping, of which Melissa Fan Chen, Haipeng Wu and Zhanxiang Ma are deemed “independent” Board members.

Liao Huiping holds an accounting degree from Xi'an University of Technology (1990). She is currently the general manager of Shaanxi Weinan Huaren Pharmaceutical Co., Ltd. Liao has acted as General Manager of Shaanxi Weinan Huaren Pharmaceutical Co., Ltd. since July 2017. From September 2015 to July 2017, Liao served as the Sales Manager and Deputy General Manager of Shaanxi Weinan Huaren Pharmaceutical Co., Ltd. From January 2007 to September 2015, Liao took the position of General Manager in Hong Kong Venture Yu Hong Co., Ltd. From July 1990 to January 2007, Liao worked in Shenzhen Yue Kai Peng Industrial Development Co., Ltd as Accountant, Financial Manager and Deputy General Manager.

There is no arrangement or understanding between Liao Huiping and any other persons pursuant to which she was appointed as discussed above. Nor are there any family relationships between Liao Huiping and any executive officers and directors. Further, there are no transactions involving the Company which transaction would be reportable pursuant to Item 404(a) of Regulation S-K promulgated under the Securities Act of 1933, as amended.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.
Biostar Pharmaceuticals, Inc.

By:	/s/ Ronghua Wang
Ronghua Wang, Chairman and CEO

Date:          February 2, 2018